UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Poydras Street, Suite 1900 New Orleans, Louisiana (Address of principal executive offices)	70130 (Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    (d)       On May 17, 2012, the board of directors of Tidewater Inc. (the “Company”) increased the size of the board from twelve persons to thirteen persons and appointed Jeffrey M. Platt as a new director, effective June 1, 2012.

    As previously reported on a Form 8-K filed on April 20, 2012, Mr. Platt will become the Company’s President and Chief Executive Officer effective June 1, 2012. Mr. Platt will not serve on any committees of the board and will not receive any additional compensation for his service as a member of the board.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

    (a)       On May 17, 2012, the Board approved an amendment and restatement of the Company’s bylaws (the “Bylaws”), effective immediately.

    The following substantive changes were made to the Bylaws:

•	Article III, Section 1 of the Bylaws changes the maximum number of directors of the Company from twelve to thirteen.

•

Article III, Section 8 of the Bylaws grants the chief executive officer the power to call special meetings of the board of directors. Previously, this power was reserved to the chairman, president and lead director.

•	Article III, Section 13 of the Bylaws clarifies (i) the roles, responsibilities and duties of the chairman of the board; and (ii) the procedure for appointing the chairman of the board.

•

Article III, Section 14 of the Bylaws (i) adds the requirement that a lead independent, non-management director be appointed whenever the chairman of the board is not “independent” as determined by the board of directors or under Delaware or federal law or the rules of the New York Stock Exchange; (ii) eliminates the requirement that a lead director is only appointed when the chairman and chief executive officer roles are combined; (iii) establishes a procedure for appointing the lead independent director; and (iv) clarifies the roles, responsibilities and duties of the lead independent director.

•	Article IV, Section 1 of the Bylaws eliminates the requirement that the chief executive officer be chosen from the members of the board of directors.

•	Article IV, Section 5 of the Bylaws adds “assisting the chairman in setting agendas and schedules for board meetings” to the chief executive officer’s defined roles, responsibilities and duties.

•	Additional amendments (i) are non-substantive; (ii) eliminate obsolete provisions; and (iii) make various conforming changes.

A copy of the Bylaws as amended and restated is attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

    The following is filed as an exhibit to this report:

Exhibit No.	Description
3.2	Tidewater Inc. Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

May 22, 2012	Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General
Counsel and Secretary